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                                                                   EXHIBIT 10.19

                                                            MS Loan No. 04-17356

                         RESERVE AND SECURITY AGREEMENT

            THIS RESERVE AND SECURITY AGREEMENT ("Agreement") is made as of January 27, 2005, by PYRAMID GILMAN STREET PROPERTY, LLC, a Delaware limited liability company, having its principal place of business at Pyramid Breweries, Inc., Attention: Chief Financial Officer, 91 S. Royal Brougham Way, Seattle, Washington 98134 ("Borrower"), in favor of MORGAN STANLEY MORTGAGE CAPITAL INC., a New York corporation, having an address at c/o ARCap Servicing, Inc., 5605 North MacArthur Boulevard, Suite 950, Irving, Texas 75038 ("Lender").

            All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Security Instrument (defined below).

                                    RECITALS:

            Borrower by its promissory note of even date herewith given to Lender (the note together with all extensions, renewals, modifications, substitutions and amendments thereof shall collectively be referred to as the "Note") is indebted to Lender in the principal sum of $7,850,000.00 in lawful money of the United States of America, with interest from the date thereof at the rates set forth in the Note (the indebtedness evidenced by the Note, together with such interest accrued thereon, shall collectively be referred to as the "Loan"), principal and interest to be payable in accordance with the terms and conditions provided in the Note.

            The Loan is secured by, among other things, a Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "Security Instrument"), dated as of the date hereof, which grants Lender a first lien on the property encumbered thereby (the "Property"). All and any of the documents other than the Note, the Security Instrument and this Agreement now or hereafter executed by Borrower and/or others and by or in favor of Lender, which wholly or partially secure or guarantee payment of the Note are referred to as the "Other Security Documents."

            Lender requires as a condition to the making of the Loan that Borrower enter into this Agreement and make certain deposits with Lender as provided in this Agreement as additional security for all of Borrower's obligations under the Note, the Security Instrument and the Other Security Documents.

                                   AGREEMENT:

            For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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                             I. BORROWER OBLIGATIONS

            SECTION 1.1 REPLACEMENTS AND REPAIRS.

            (a) Based on the results outlined in certain engineering and building condition reports delivered to Lender in connection with the making of the Loan, Lender hereby requires and Borrower hereby agrees, that Borrower shall perform, or cause to be performed, each of the following in accordance with the terms of this Agreement:

                  (i) capital repairs, replacements and improvements necessary to keep the Property in good order and repair and in a good marketable condition or prevent deterioration of the Property, including but not limited to the performance of work to the roofs, chimneys, gutters, downspouts, paving, curbs, ramps, driveways, balconies, porches, patios, exterior walls, exterior doors and door ways, windows, elevators and mechanical and HVAC equipment (such items are referred to collectively as the "Replacements"); and

                  (ii) those repairs and improvements to the Property described on Exhibit A attached to this Agreement and made a part hereof (the "Repairs").

            (b) If at any time during the term of the Loan, Lender determines that repairs and improvements not listed on Exhibit A and not intended to be covered by the Replacement Reserve (defined below) (the "Additional Repairs") or additional Replacements not intended to be covered by the Completion/Repair Reserve (defined below) (the "Additional Replacements") are advisable to keep the Property in good order and repair and in a good marketable condition, or prevent deterioration of the Property, or if any major building systems or components (for example, roof, HVAC system) will reach the end of its useful life within two (2) years of the date of any inspection by Lender, Lender may send Borrower written notice of the need for making such Additional Repairs or Additional Replacements. Borrower shall commence making such Additional Repairs or Additional Replacements in accordance with all the requirements of this Agreement within thirty (30) days after written request by Lender, except that Borrower understands that reimbursement from the Completion/Repair Reserve or the Replacement Reserve, as applicable, shall not be made unless Lender has agreed to such reimbursement pursuant to the terms of this Agreement. Except for this Section 1.1(b), all references in this Agreement to "Repairs" and "Replacements" shall include the "Additional Repairs" and the "Additional Replacements", respectively.

            SECTION 1.2 TENANT IMPROVEMENTS AND LEASING COMMISSIONS. Lender hereby requires, and Borrower hereby agrees, (a) to perform, or cause to be performed, tenant improvements required under any new Lease or modification, renewal or extension of any existing Lease which is entered into after the date hereof and which is approved by Lender or, if Lender's approval is not required, is entered into in accordance with the provisions of Section 3.8 of the Security Instrument (collectively, the "Tenant Improvements"). and (b) pay the costs of leasing commissions incurred by Borrower in connection with the leasing of the Property or a portion thereof, provided that (x) such leasing commissions are reasonable and customary for properties similar to the Property and the portion of the Property leased for which such leasing commission is due, and (y) the amounts of such leasing commissions are determined pursuant to arm's length transactions between Borrower and any leasing agent to which a leasing

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commission is due, and excluding any leasing commissions which shall be due any member, general partner or shareholder of Borrower or any affiliate of Borrower (collectively, "Leasing Commissions").

            SECTION 1.3 TIMELY AND DILIGENT PERFORMANCE. Borrower shall (a) commence each Repair immediately following the execution of this Agreement (or as soon thereafter as weather reasonably shall permit) and complete each Repair prior to the date which is six (6) months from the date of this Agreement, or such other date set forth on Exhibit A (the "Completion Date"), (b) make each Replacement when required in order to keep the Property in good order and repair and in a good marketable condition, and (c) make each Tenant Improvement when required under the terms of the applicable Lease. Borrower shall diligently pursue all Repairs, Replacements and Tenant Improvements (collectively, the "Required Work") to completion.

            SECTION 1.4 PAYMENT OF REQUIRED WORK. Borrower shall pay all costs necessary for completion of the Required Work without regard to the sufficiency of the funds in Replacement Reserve, the Completion/Repair Reserve or the Tenant Improvements and Leasing Commissions Reserve (each as defined below, and each a "Reserve" and collectively, the "Reserves"). The insufficiency of any balance in any Reserve shall not relieve Borrower from fulfilling all preservation and maintenance covenants in the Security Instrument, any covenants or agreements with any tenants under any Leases or any agreements with any leasing agents.

            SECTION 1.5 WORKMANLIKE COMPLETION. Borrower shall complete all Required Work in a good and workmanlike manner as soon as practicable following the commencement of such Required Work.

            SECTION 1.6 CONTRACT APPROVALS. Lender shall have the right to approve all contracts or work orders with materialmen, mechanics, suppliers, subcontractors, contractors or other parties providing labor or materials in connection with any Repair, Replacement or Tenant Improvement. Upon Lender's request, Borrower shall assign any such contract or subcontract to Lender.

            SECTION 1.7 LIEN-FREE COMPLETION. Borrower covenants and agrees that each of the Repairs, Replacements and Tenant Improvements, and all materials, equipment, fixtures, or any other item comprising a part of any Repair, Replacement or Tenant Improvement shall be constructed, installed or completed, as applicable, free and clear of all mechanic's, materialman's or other liens, and prior to each disbursement from any of the Completion/Repair Escrow Account, the Replacement Reserve Escrow Account or the Tenant Improvements and Leasing Commissions Reserve Escrow Account (each as defined below, and collectively, the "Reserve Escrow Accounts"). For any Repair, Replacement or Tenant Improvement the cost of which exceeds $5,000, Lender may require Borrower to provide Lender with a search of title for the Property evidencing the same prior to disbursement from any of the Reserve Escrow Accounts.

            SECTION 1.8 COMPLIANCE WITH LAWS AND INSURANCE REQUIREMENTS.

            (a) All Required Work shall comply with all applicable laws, ordinances, rules and regulations of all governmental authorities having jurisdiction over the Property and

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applicable insurance requirements including, without limitation, applicable building codes, special use permits, environmental regulations, and requirements of insurance underwriters.

            (b) Borrower represents and warrants that to the best of its knowledge, no permits or approvals from any agency or authority, other than those previously obtained and furnished to Lender, are necessary for the commencement and completion of the Required Work. Borrower shall pay all applicable fees and charges of such authorities.

            SECTION 1.9 NO OBLIGATION OF LENDER. Nothing in this Agreement shall be construed in such a way as to (a) make Lender responsible for making or completing any of the Required Work, (b) require Lender to expend funds to make or complete any of the Required Work, (c) obligate Lender to proceed with any of the Required Work or (d) obligate Lender to demand from Borrower additional sums to make or complete any of the Required Work.

            SECTION 1.10 BORROWER'S OTHER OBLIGATIONS. Nothing contained in this Agreement shall in any manner whatsoever alter, impair or affect the obligations of Borrower, or relieve Borrower of any of its obligations to make payments and perform all of its other obligations required, under the Note, the Security Instrument or any of the Other Security Documents.

            SECTION 1.11 ADDITIONAL DOCUMENTS. Upon completion of all or any portion of the Required Work and upon Lender's request, Borrower shall execute and deliver to Lender an amendment to the security agreement provisions of the Security Instrument and the original financing statement or similar instrument(s) necessary or desirable to perfect Lender's lien upon any property for which funds from the Reserve Escrow Accounts were expended.

                              II. DEPOSITS TO THE RESERVES

            SECTION 2.1 REPLACEMENT RESERVE.

            (a) (i) On each date upon which a regularly scheduled payment of interest and/or principal is due under the Loan (each, a "Payment Date"), Borrower shall deposit with Lender the sum of $1,729.17 (the "Replacement Reserve Monthly Deposit"). The amount of the Replacement Reserve Monthly Deposit may be increased by Lender in accordance with Section 2.1(c).

                  (ii) Lender shall deposit each Replacement Reserve Monthly Deposit, as received, in an interest-bearing escrow account for the benefit of Borrower (the "Replacement Reserve Escrow Account"; the Replacement Reserve Monthly Deposits and all other funds in the Replacement Reserve Escrow Account are referred to collectively as the "Replacement Reserve").

                  (iii) Notwithstanding any other provision of this Section 2.1, Borrower shall not be required to make the Replacement Reserve Monthly Deposit if the balance in the Replacement Reserve Escrow Account is at least $62,250.00 on the applicable Payment Date.

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            (b) Except as otherwise provided in this Agreement, Lender shall make disbursements from the Replacement Reserve to reimburse Borrower for the costs of the Replacements in accordance with the terms of this Agreement.

            (c) In the event that the balance of the Replacement Reserve is less than the current estimated cost to make the Replacements required by Lender, Borrower shall deposit the shortage within ten (10) days of request by Lender. In the event Lender determines from time to time based on Lender's inspections that the amount of the Replacement Reserve Monthly Deposit is insufficient to fund the cost of likely Replacements and related contingencies that may arise during the remaining term of the Loan, Lender may require an increase in the amount of the Replacement Reserve Monthly Deposit upon thirty (30) days prior written notice to Borrower.

            SECTION 2.2 COMPLETION/REPAIR RESERVE.

            (a) (i) Concurrently with the execution of this Agreement, Borrower shall deposit with Lender the sum of $0 (the "Completion/Repair Deposit"). The Completion/Repair Deposit represents 125% of the estimated cost to complete the Repairs.

                  (ii) Lender shall deposit the Completion/Repair Deposit in an interest-bearing escrow account for the benefit of Borrower (the
"Completion/Repair Escrow Account"; the Completion/Repair Deposit, and all other funds from time to time in the Completion/Repair Escrow Account are collectively referred to as the "Completion/Repair Reserve").

            (b) Except as otherwise provided in this Agreement, Lender shall make disbursements from the Completion/Repair Escrow Account to reimburse Borrower for the costs of the Repairs in accordance with the terms of this Agreement.

            SECTION 2.3 TENANT IMPROVEMENTS AND LEASING COMMISSIONS RESERVE.

            (a) (i) Concurrently with the execution of this Agreement, Borrower shall deposit with Lender the sum of $500,000.00 out of the proceeds of the Loan (the "TI & LC Reserve Initial Deposit").

                  (ii) On each Payment Date, Borrower shall deposit with Lender the sum of $10,000.00 (the "TI & LC Reserve Monthly Deposit").

                  (iii) Notwithstanding any other provision of this Section 2.3, Borrower shall not be required to make the TI & LC Reserve Monthly Deposit if the balance in the Tenant Improvements and Leasing Commissions Reserve Escrow Account (as defined below) is at least $750,000.00 on the applicable Payment Date.

            (b) Lender shall deposit the TI & LC Reserve Initial Deposit and each TI & LC Reserve Monthly Deposit, as received, in an interest-bearing escrow account for the benefit of Borrower (the "Tenant Improvements and Leasing Commissions Reserve Escrow Account"; the TI & LC Reserve Initial Deposit, the TI & LC Reserve Monthly Deposits and all other funds in the Tenant Improvements and Leasing Commissions Reserve Escrow Account are referred to collectively as the "Tenant Improvements and Leasing Commissions Reserve").

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            (c) Except as otherwise provided in this Agreement, Lender shall make disbursements from the Tenant Improvements and Leasing Commissions Reserve Escrow Account to reimburse Borrower for the costs of Tenant Improvements and Leasing Commissions in accordance with the terms of this Agreement.

                  III. SECURITY INTEREST AND INDEMNIFICATION

            SECTION 3.1 GRANT OF SECURITY INTEREST. Borrower hereby pledges, assigns and grants a security interest to Lender, as security for payment of the Debt and the performance of all other terms, conditions and covenants of the Note, the Security Instrument, this Agreement and the Other Security Documents on Borrower's part to be paid and performed, in all of Borrower's right, title and interest in and to each of the Reserve Escrow Accounts and each of the Reserves. The funds contained in each of the Reserves shall be under the sole dominion and control of Lender. The Reserve Escrow Accounts and the funds therein shall not constitute a trust fund and may be commingled with other monies held by Lender. Lender or a designated representative of Lender shall have the sole right to make withdrawals from such accounts.

            SECTION 3.2 PROHIBITION AGAINST FURTHER ENCUMBRANCE. Borrower shall not, without the prior consent of Lender, further pledge, assign or grant any security interest in the Reserves or funds contained in any of the Reserve Escrow Accounts or permit any lien or encumbrance to attach thereto, or any levy to be made thereon, or any UCC-1 Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto.

            SECTION 3.3 INDEMNIFICATION. Borrower agrees to indemnify Lender and to hold Lender harmless from and against any and all actions, suits, claims, demands, liabilities, losses, damages, obligations and costs and expenses (including litigation costs and reasonable attorneys' fees and expenses) arising from or in any way connected with (a) the performance of any of the Required Work or (b) the payment of any Leasing Commissions. Borrower assigns to Lender all rights and claims Borrower may have against all persons or entities supplying labor or materials in connection with any of the Required Work provided, however, that Lender may not pursue any such right or claim unless an Event of Default has occurred under this Agreement, the Note, the Security Instrument or any of the Other Security Documents.

            SECTION 3.4 ASSIGNMENT OF THE RESERVES. Borrower understands and agrees that, in connection with any sale of the Loan pursuant to Section 18.1 of the Security Instrument, all of Lender's interest in the Reserves and the Reserve Escrow Accounts will be assigned to the transferee of the Loan.

                           IV. RESERVE DISBURSEMENTS

            SECTION 4.1 DISBURSEMENTS FROM RESERVES. Upon written request from Borrower and satisfaction of the requirements set forth in this Agreement, Lender shall promptly disburse to Borrower amounts from (a) the Completion/Repair Escrow Account necessary to reimburse Borrower for the actual costs of each Repair (but not exceeding 125 % of the original estimated cost of such Repair as set forth on Exhibit A, unless Lender has agreed to reimburse Borrower for such excess cost pursuant to Section 4.2), (b) the Replacement Reserve Escrow Account necessary to reimburse Borrower for the actual costs of any approved Replacements, or

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(c) the Tenant Improvements and Leasing Commissions Reserve Escrow Account to
reimburse Borrower for the actual costs of Tenant Improvements and Leasing Commissions. Notwithstanding the preceding, in no event shall Lender be required to (i) disburse any amounts which would cause the amount of funds remaining in the Completion/Repair Escrow Account after any disbursement (other than with respect to the final disbursement) to be less than 125% of the then current estimated cost of completing all remaining Repairs for the Property, (ii) disburse funds from any of the Reserve Escrow Accounts if an Event of Default exists under this Agreement or under the Note, the Security Instrument or any of the Other Security Documents, or (iii) disburse funds from the Replacement Reserve Escrow Account to reimburse Borrower for the costs of routine maintenance to the Property or for costs which are to be reimbursed from funds held in the Completion/Repair Reserve.

            SECTION 4.2 ADDITIONAL COST ITEMS. In the event Borrower requests a disbursement from the Completion/Repair Reserve to reimburse Borrower for the actual cost of labor or materials used in connection with repairs or improvements other than the Repairs specified on Exhibit A, or for a Repair to the extent the cost of such Repair exceeds 125% of the estimated cost of such Repair as set forth on Exhibit A (in either case, an "Additional Cost Item"), Borrower shall disclose in writing to Lender why funds in the Completion/Repair Reserve should be used to pay for such Additional Cost Item. If Lender determines that (a) such Additional Cost Item is of the type intended to be covered by the Completion/Repair Reserve, (b) such Additional Cost Item is not covered or is not of the type intended to be covered by the Replacement Reserve,
(c) costs for such Additional Cost Item are reasonable, (d) the funds in the Completion/Repair Reserve are sufficient to pay for such Additional Cost Item and all other Repairs for the Property specified on Exhibit A, and (e) all other conditions for disbursement under this Agreement have been met, Lender may disburse funds from the Completion/Repair Reserve.

            SECTION 4.3 REQUEST FOR DISBURSEMENTS. Each request for disbursement from any of the Reserve Escrow Accounts shall be on a form provided or approved by Lender. Each request for reimbursement shall include (a) copies of invoices for all items or materials purchased and all labor or services provided, (b) if such request for disbursement is in connection with Tenant Improvements, a certificate from the tenant(s) for which the Tenant Improvements have been performed stating that such Tenant Improvements have been completed in a manner satisfactory and acceptable to such tenant(s) and (unless disbursement is requested pursuant to Section 4.7) such tenant(s) has accepted the premises demised under the applicable Lease(s) and containing such other information as Lender may require, in form and substance reasonably satisfactory to Lender, and/or (c) if such request for disbursement is in connection with Leasing Commissions, a certificate from the leasing agent that no further sums are due to it in connection with the applicable Leasing Commission.

            SECTION 4.4 FREQUENCY OF REQUESTS FOR DISBURSEMENT; AMOUNTS OF DISBURSEMENTS.

            (a) Borrower shall not make a request for disbursement from any of the Reserve Escrow Accounts more frequently than once in any calendar month.

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            (b) Borrower shall not make a request for disbursement from any of the Reserve Escrow Accounts in an amount less than the lesser of (i) $5,000.00 or (ii) the total cost of the Repair, Replacement, Tenant Improvement or Leasing Commission, as applicable, for which the disbursement is requested.

            SECTION 4.5 DISBURSEMENT CONDITIONS.

            (a) Unless Lender has agreed to issue joint checks in connection with a particular Repair, Replacement or Tenant Improvement pursuant to Section
4.7 below, Borrower shall pay all invoices for items or materials supplied or purchased and all contracted labor or services performed in connection with the Repairs, Replacements and Tenant Improvements prior to submitting such request for disbursement from the Completion/Repair Escrow Account, the Replacement Reserve Escrow Account or the Tenant Improvements and Leasing Commissions Reserve Escrow Account, as the case may be.

            (b) Each request for disbursement shall be made only after completion of the Repair, Replacement or Tenant Improvement (or the portion thereof completed in accordance with Section 4.7 below), or the full performance by the leasing agent of its obligations (in the case of Leasing Commissions), as applicable, for which disbursement is requested. Borrower shall provide Lender evidence satisfactory to Lender in its reasonable judgment of such completion or performance.

            SECTION 4.6 INSPECTIONS.

            (a) Borrower shall permit Lender or Lender's representatives (including an independent person such as an engineer, architect, or consultant) or third parties making Repairs, Replacements or Tenant Improvements pursuant to
Section 7.2 of this Agreement to enter onto the Property during normal business hours (subject to the rights of tenants under their Leases) to inspect the condition of the Property, to inspect the progress of any Repair, Replacement or Tenant Improvement and all materials being used in connection with such Repair, Replacement or Tenant Improvement, to examine all plans and shop drawings relating to such Repair, Replacement or Tenant Improvement which are or may be kept at the Property and to inspect all books and records of Borrower with respect to the Property. Borrower agrees to cause all contractors and subcontractors to cooperate with Lender, Lender's representatives, and such other persons described above in connection with inspections and Repairs, Replacements or Tenant Improvements made pursuant to this Section 4.6 and
Section 7.2.

            (b) Lender may inspect the Property in connection with any Repair, Replacement or Tenant Improvement prior to disbursing funds from any of the Reserve Escrow Accounts for such Repair, Replacement or Tenant Improvement. In addition to Lender's costs and expenses, Borrower shall pay Lender a reasonable inspection fee not exceeding $500 for each such inspection by Lender. Prior to disbursing any amounts from any of the Reserve Escrow Accounts for a Repair, Replacement or Tenant Improvement, Lender may require an inspection and/or certificate of completion by an appropriate independent qualified professional (such as an architect, engineer, or consultant, depending on the nature of the Repair, Replacement or Tenant Improvement) selected by Lender. Borrower shall pay all reasonable

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fees and expenses charged by such engineer, architect, consultant or other person inspecting the Property, and all other reasonable fees, costs and expenses relating to such inspections.

            SECTION 4.7 PARTIAL COMPLETION. If (a) the time required to complete a Repair, Replacement or Tenant Improvement, as applicable, exceeds one month,
(b) the contractor performing a Repair, Replacement or Tenant Improvement, as applicable, requires periodic payments pursuant to terms of a written contract, and (c) Lender has approved in writing in advance such periodic payments, a request for disbursement from the Completion/Repair Escrow Account, the Replacement Reserve Escrow Account or the Tenant Improvements and Leasing Commissions Reserve Escrow Account, as applicable, may be made after completion of a portion of the work under such contract, provided (i) the contract requires payment upon completion of such portion of the work, (ii) all other conditions for disbursement under this Agreement have been met, (iii) the materials for which the request for disbursement has been made are on site at the Property and are properly secured or have been installed in the Property, (iv) the funds remaining in the Completion/Repair Escrow Account, the Replacement Reserve Escrow Account or the Tenant Improvements and Leasing Commissions Reserve Escrow Account, as applicable, designated for such Repair, Replacement or Tenant Improvement, as the case may be, are in Lender's judgment sufficient to complete that Repair, Replacement or Tenant Improvement, (v) the cost of the portion of the work completed under such contract exceeds $10,000.00, and (vi) each contractor or subcontractor receiving payments under such contract provides a waiver of liens with respect to amounts which have been previously paid to that contractor or subcontractor. Upon satisfaction of the foregoing, Lender may, at its option, issue joint checks payable to Borrower and the supplier, materialman, mechanic, subcontractor or other party to whom payment is due.

            SECTION 4.8 FEES AND EXPENSES. In addition to any other fees payable by Borrower to Lender in connection with the Loan and this Agreement (including, but not limited to, the inspection fee set forth in Section 4.6(b)), Borrower shall reimburse Lender within ten (10) days after demand all reasonable fees, charges, costs and expenses incurred by Lender in connection with disbursing funds from the Reserve Escrow Accounts pursuant to this Agreement.

            SECTION 4.9 NO WARRANTY BY LENDER. Lender's disbursement of funds contained in the Reserves or other acknowledgment of completion of any Repair, Replacement or Tenant Improvement in a manner satisfactory to Lender shall not be deemed a certification or warranty by Lender to any person that the Repair, Replacement or Tenant Improvement, as the case may be, has been completed in accordance with applicable building, zoning or other codes, ordinances, statutes, laws, regulations or requirements of any governmental agency.

                               V. TERM OF RESERVES

            SECTION 5.1 TERMINATION OF THE RESERVES. Upon the earlier of (a) Borrower's completion of all Repairs to the satisfaction of Lender (provided Borrower has supplied Lender with evidence satisfactory to Lender of payment of all Repairs and, if required under this Agreement, waivers of liens and/or a title search of the Property) or (b) payment in full of all sums evidenced by the Note, Lender shall disburse to Borrower all remaining funds in the Completion/Repair Reserve. Upon payment in full of all sums evidenced by the Note,

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Lender shall disburse to Borrower all remaining funds in the Replacement Reserve and the Tenant Improvements and Leasing Commissions Reserve.

                                  VI. DEFAULTS

            SECTION 6.1 EVENT OF DEFAULT. Each of the following events shall constitute an "Event of Default" hereunder:

            (a) with respect to any term, covenant or provision set forth herein which specifically contains a notice requirement or grace period, if Borrower shall be in default under such term, covenant or condition after the giving of such notice or the expiration of such grace period;

            (b) if Borrower shall continue to be in default under any of the other terms, covenants or conditions of this Agreement not specified in subsection (a) above, for ten (10) days after notice to Borrower from Lender, in the case of any default which can be cured by the payment of a sum of money, or for thirty (30) days after notice from Lender in the case of any other default; provided, however, that if such non-monetary default is susceptible of cure but cannot reasonably be cured within such 30-day period and provided further that Borrower shall have commenced to cure such default within such 30-day period and thereafter diligently and expeditiously proceed to cure the same, such 30-day period shall be extended for such time as is reasonably necessary for Borrower in the exercise of due diligence to cure such default, such additional period not to exceed sixty (60) days; or

            (c) if there shall be a default under the Note, the Security Instrument or any of the Other Security Documents beyond any applicable cure periods contained in such documents, whether as to Borrower or the Property, or if any other such event shall occur or condition shall exist, if the effect of such event or condition is to accelerate the maturity of any portion of the Debt or to permit Lender to accelerate the maturity of all or any portion of the Debt.

            SECTION 6.2 LOSS OF RIGHTS TO DISBURSEMENTS. If an Event of Default exists, then Borrower shall immediately lose all of its rights to receive disbursements from each of the Reserves unless and until the Debt has been paid in full and the lien of the Security Instrument has been released or assigned by Lender.

                                  VII. REMEDIES

            SECTION 7.1 APPLICATION OF RESERVE FUNDS.

            (a) Upon the occurrence of any Event of Default, Lender, in its sole discretion, may use the funds remaining in each of the Reserves (or any portion thereof) for any purpose, including but not limited to (i) repayment of any portion of the Debt; provided, however, that such application of funds shall not cure or be deemed to cure any Event of Default; (ii) reimbursement of Lender for any losses or expenses (including, without limitation, legal fees) suffered or incurred by Lender as a result of such Event of Default; (iii) making or completing the Repairs, Replacements or Tenant Improvements as provided in
Section 7.2; or (iv) applying the funds in connection with exercising any and all rights and remedies available to

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Lender at law or in equity or under this Agreement or pursuant to the Note, the
Security Instrument or any of the Other Security Documents.

            (b) Nothing in this Agreement or the Security Instrument shall obligate Lender to apply all or any portion of the Reserves on account of any Event of Default by Borrower or to repayment of the indebtedness evidenced by the Note or in any specific order of priority.

            SECTION 7.2 LENDER'S RIGHT TO COMPLETE. In the event Lender determines in its sole discretion that (a) a Repair is not completed by the Completion Date, (b) a Repair, Replacement or Tenant Improvement is not being performed in a workmanlike or timely manner or has not been completed in a workmanlike or timely manner, or (c) Borrower has failed to commence any Additional Repairs or Additional Replacements within thirty (30) days after written request by Lender, Lender shall have the option to withhold disbursements for such unsatisfactory Repair, Replacement or Tenant Improvement, as the case may, proceed under existing contracts or contract with third parties to complete such Repair, Replacement or Tenant Improvement, as the case may be, and apply the funds remaining in the Completion/Repair Escrow Account, the Replacement Reserve Escrow Account or the Tenant Improvements and Leasing Commissions Reserve Escrow Account, as applicable, toward the labor and materials necessary to make or complete such Repair, Replacement or Tenant Improvement, as the case may be, in each case without providing any prior notice to Borrower, and to exercise any and all other remedies available to Lender upon an Event of Default pursuant to this Article 7.

            SECTION 7.3 ENTRY ONTO PROPERTY. In order to facilitate Lender's completion or making of the Repairs, Replacements or Tenant Improvements pursuant to Section 7.2 above, Lender shall have the right, but not the obligation, to enter onto the Property and perform any and all work and labor necessary to complete or make the Repairs, Replacements or Tenant Improvements and/or employ watchmen to protect the Property from damage. All sums so expended by Lender shall be deemed to have been advanced under the Loan to Borrower and shall be secured by the Security Instrument. Borrower hereby constitutes and appoints Lender its true and lawful attorney-in-fact with full power of substitution to complete or undertake the Repairs, Replacements and Tenant Improvements in the name of Borrower. It is further understood and agreed that this power of attorney, which shall be deemed to be a power coupled with an interest, cannot be revoked. Borrower specifically agrees that all power granted to Lender under this Agreement may be assigned by Lender to Lender's successors or assigns as holder of the Note.

            SECTION 7.4 REMEDIES CUMULATIVE; No WAIVER.

            (a) Upon the occurrence of an Event of Default, all or any one or more of the rights, powers, privileges and other remedies available to Lender against Borrower under the Note, the Security Instrument, this Agreement or any of the Other Security Documents executed and delivered by, or applicable to, Borrower may be exercised by Lender at any time and from time to time, whether or not all or any of the Debt shall be declared due and payable, and whether or not Lender shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under the Note, the Security Instrument, this Agreement or any of the Other Security Documents with respect to the Property. Any such actions taken by

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Lender shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Lender may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Lender permitted by law, equity or contract or as set forth herein or in the Note, Security Instrument or any of the Other Security Documents. Without limiting the generality of the foregoing, Borrower agrees that if an Event of Default is continuing (i) Lender is not subject to any "one action" or "election of remedies" law or rule, and (ii) all liens and other rights, remedies or privileges provided to Lender shall remain in full force and effect until Lender has exhausted all of its remedies against the Property and the Security Instrument has been foreclosed, sold and/or otherwise realized upon in satisfaction of the Debt or the Debt has been paid in full.

            (b) Neither any failure nor any delay on the part of Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or under the Note, the Security Instrument or under any of the Other Security Documents, or any other instrument given as security therefor, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege.

                               VIII. MISCELLANEOUS

            SECTION 8.1 GOVERNING LAW. This Agreement shall be governed, construed, applied and enforced in accordance with the laws of the state in which the Property is located,

            SECTION 8.2 NOTICES. All notices, consents, approvals and requests required or permitted hereunder shall be given in writing and shall be effective for all purposes if delivered or sent in accordance with the requirements set forth in the Security Instrument.

            SECTION 8.3 SUCCESSORS AND ASSIGNS. All covenants, promises and agreements in this Agreement, by or on behalf of Borrower and Lender, shall inure to the benefit of the legal representatives, successors and assigns of Borrower and Lender.

            SECTION 8.4 LENDER'S DISCRETION. Whenever pursuant to this Agreement, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as is otherwise specifically herein provided) be in the sole discretion of Lender and shall be final and conclusive.

            SECTION 8.5 MODIFICATION, WAIVER IN WRITING. All notices, demands, waivers, consents or other communications required or permitted hereunder shall be in writing. No modification, amendment, extension, discharge, termination or waiver of any provision of this Agreement, or of the Note, the Security Instrument or of any of the Other Security Documents, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on, Borrower shall entitle Borrower to any other or future notice or demand in the same, similar or other circumstances.

            SECTION 8.6 CONFLICT. In the event of any conflict between the provisions of this Agreement and any of the Note, the Security Instrument or the Other Security Documents, the provisions of this Agreement shall control.

            SECTION 8.7 INCORPORATION BY REFERENCE. All the covenants, terms, conditions, agreements and remedies contained in the Note, the Security Instrument and any of the Other Security Documents now or hereafter executed by Borrower and/or others and by or in favor of Lender, which wholly or partially secure or guaranty payment of the Note, are hereby made a part of this Agreement to the same extent and with the same force as if fully set forth herein.

            SECTION 8.8 PRINCIPLES OF CONSTRUCTION. All references to sections and schedules are to sections and schedules in or to this Agreement unless otherwise specified. Unless otherwise specified, the words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined. If Borrower consists of more than one person or party, the obligations and liabilities of each person or party shall be joint and several.

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            IN WITNESS WHEREOF, Borrower has caused this Agreement to be duly executed by its duly authorized representative, all as of the day and year first above written.

                                     BORROWER:

                                     PYRAMID GILMAN STREET PROPERTY, LLC,
                                     a Delaware limited liability company

                                     By: Pyramid Breweries, Inc.,
                                         a Washington corporation
                                         Its Sole Member

                                     By : /s/ James K. Hilger
                                          -------------------------------------
                                     Name : James K. Hilger
                                     Title: CFO VP Finance

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                                    EXHIBIT A

                                     REPAIRS

                                      None

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